DIREXION FUNDS
Direxion Monthly S&P 500® Bull 2X Fund (DXSLX)
Direxion Monthly S&P 500® Bear 2X Fund (DXSSX)
Direxion Monthly NASDAQ-100® Bull 2X Fund (DXQLX)
Direxion Monthly Small Cap Bull 2X Fund (DXRLX)
Direxion Monthly Small Cap Bear 2X Fund (DXRSX)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund (DXKLX)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund (DXKSX)
(the “Funds”)

Supplement dated June 2, 2022 to the
Statement of Information (“SAI”)

Effective August 1, 2022, the Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the adviser for the Funds, each a series of the Trust, has approved the below revisions to the Funds’ names, investment objectives, and investment strategies.
Effective August 1, 2022, the leverage disclosure on the cover page of the SAI for the Funds is replaced in its entirety with the following:
The funds offered in this SAI (each a “Fund” and collectively the “Funds”) seek calendar month leveraged investment results and are riskier than most mutual funds because the Funds seek 1.75 times the calendar month performance of a respective underlying index. The Funds with “Bull” in their names attempt to provide calendar month investment results that correspond to 1.75 times the calendar month performance of an underlying index and are collectively referred to as the “Bull Funds.” The Funds with “Bear” in their names attempt to provide calendar month investment results that correspond to 1.75 times the inverse (or opposite) of the performance of an underlying index, a result that is the opposite of most mutual funds, and are collectively referred to as the “Bear Funds.”
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)
understand the risks associated with the use of leverage,
(b)
understand the consequences of seeking calendar month leveraged investment results,
(c)
for a Bear Fund, understand the risk of shorting, and
(d)
actively monitor and manage their investments.
Investors who do not understand the Funds or do not intend to actively manage and monitor their investments should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 175% (for a Bull Fund) or -175% (for a Bear Fund) exposure to the underlying index from that point until the end of the month. The actual exposure is a function of the performance of the underlying index from the end of the prior calendar month to an investor’s purchase date. If a Fund’s shares are held for a period other than a calendar month, the Fund’s performance is likely to deviate from 175% (for a Bull Fund) or -175% (for a Bear Fund) of the underlying index’s performance for the period the Fund is held. This deviation will increase with higher underlying index volatility and longer holding periods.
Any and all references to 200% or -200% in the Funds’ SAI are replaced with 175% or -175%, as applicable
Additionally, the “Investment Policies and Techniques – Negative Implications of Leveraged Monthly Goals in Volatile Markets” section is replaced in its entirety as follows:
Negative Implications of Leveraged Monthly Goals in Volatile Markets
As discussed in the Prospectus, each Fund is “leveraged” in the sense that each has an investment objective that is 175% or -175% of the performance of an underlying index in one calendar month. Each Fund seeks to provide a return which is 175% or -175% of the calendar month performance of its underlying index. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the underlying index for periods longer than a single month. Each Fund repositions its portfolio on the last business day of each calendar month, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses. If adverse calendar month performance of a Fund's underlying index reduces the amount of a shareholder’s investment, any further adverse calendar month performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable calendar month performance of a Fund's underlying index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase correspondingly.
For Bull Funds, even if there is a perfect correlation between a Bull Fund and the return of its underlying index on a calendar month basis, the symmetry between the changes in the underlying index and the changes in a Bull Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Bull Fund achieved a perfect correlation with its underlying index in every calendar month over an extended period and the level of returns of that underlying index significantly increased during that period, a compounding effect for that period would result, causing an increase in a Bull Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying index’s returns increased. Conversely, if a Bull Fund maintained a perfect correlation with its underlying index over an extended period and if the level of returns of that underlying index significantly decreased over that period, a compounding effect would result, causing a decrease of a Bull Fund’s NAV by a percentage that would be somewhat greater than the percentage that the underlying index's returns decreased.
In the case of Bear Funds whose NAVs are intended to move inversely from their underlying indices the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Bear Fund and the return of its underlying index on a calendar month basis, the symmetry between the changes in the underlying index and the changes in a Bear Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Bear Fund achieved a perfect inverse correlation with its underlying index in every calendar month over an extended period and the level of returns of that underlying index significantly decreased during that period, a compounding effect for that period would result, causing an increase in a Bear Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying index’s returns decreased. Conversely, if a Bear Fund maintained a perfect inverse correlation with its underlying index over an extended period and if the level of returns of that underlying index significantly increased over that period, a compounding effect would result, causing a decrease of a Bear Fund’s NAV by a percentage that would be somewhat less than the percentage that the underlying index returns increased.
An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index. Since market volatility, like that experienced by the markets currently, has negative implications for Funds which rebalance monthly, investors should be sure to monitor and manage their investments in the Funds in volatile markets.
A Fund’s return for periods longer than one calendar month is primarily a function of the following:
a)
underlying index performance;
b)
underlying index volatility;
c)
financing rates associated with leverage;
d)
investments in other ETFs, either directly or indirectly as a reference asset for derivative instruments;
e)
other fund expenses;
f)
dividends paid by companies in the underlying index; and
g)
period of time.
Monthly repositioning will impair a Fund’s performance if the underlying index experiences significant volatility.
For instance, a hypothetical Bull Fund would be expected to lose 9.8% if its underlying benchmark were flat over a hypothetical one year period during which its underlying index experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 50%, the hypothetical loss for a one year period would increase to approximately 31.4%.
A hypothetical Bear Fund would be expected to lose 9.8% if its underlying benchmark were flat over a hypothetical one year period during which its underlying index experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 50%, the hypothetical loss for a one year period would widen to approximately 30.3%.
Intra-Calendar Month Investments. Each Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 175% leveraged investment exposure to the underlying index, depending upon the movement of the underlying index from the end of the prior calendar month until the point of purchase. If the underlying index moves in a direction favorable to the Fund, the investor will receive exposure to the underlying index less than 175%. Conversely, if the underlying index moves in a direction adverse to the Fund, the investor will receive exposure to the underlying index greater than 175%. Each Fund’s prospectus provides a detailed discussion of such risk.
Leverage. If you invest in a Fund you are exposed to the risks related to the use of leverage which may result in the adverse performance of a Fund. This means that if a Fund's underlying index experiences an adverse calendar month performance, your investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. A Fund could theoretically lose an amount greater than its net assets in the event of a movement of its underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Bull Fund and a gain in the value of the underlying index for a Bear Fund). Further, purchasing shares intra-calendar month may result in greater than 175% or -175% exposure to the performance of the underlying index if the underlying index moved in a direction adverse to the Fund between the end of the last calendar month and the time the investor purchased Fund shares. Each Fund’s prospectus provides a detailed discussion of such risks.
* * * * *
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your SAI.